Exhibit 10.1
                                  ------------

                   Consulting Agreement for Anthony J. Caridi

                              MANAGEMENT AGREEMENT

      THIS AGREEMENT made as of the 1st day of January, 2004.

      BETWEEN:

            VOCALSCAPE. INC., a Delaware corporation incorporated under the laws of the State of Nevada and having its office at 408-1008 Homer Street, Vancouver BC V6B 2X1

            (hereinafter referred to as the "Company")

                                                              OF THE FIRST PART,

                                    -- and --

            Anthony J. Caridi  residing at 405 2111 West 11th Avenue,
            Vancouver BC

            (hereinafter referred to as the ("DIRECTOR OF BUSINESS DEVELOPMENT")

                                                             OF THE SECOND PART.

      WHEREAS the Company carries on a business consisting principally of the production, sales, marketing, promotion and distribution of software throughout the United States of America (the "Business");

      AND WHEREAS the Company is desirous of retaining the DIRECTOR OF BUSINESS DEVELOPMENT to provide management services in connection with the Business of the Company;

      AND WHEREAS, the Company desires the benefit of the experience, supervision and services of the DIRECTOR OF BUSINESS DEVELOPMENT, Vocalscape, Inc., and desires to employ its staff to manage Vocalscape, Inc., upon the terms and conditions hereinafter set forth, and the DIRECTOR OF BUSINESS DEVELOPMENT is willing and able to accept such employment on such terms and conditions

      AND WHEREAS the DIRECTOR OF BUSINESS DEVELOPMENT is desirous of providing such services to the Company, on the terms and subject to the conditions herein set out;

      NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements of the parties contained herein, the sum of one dollar paid by each party hereto to each of the other parties hereto and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) it is agreed as follows:

ARTICLE ONE -- MANAGEMENT SERVICES

1.1 Retainer. The DIRECTOR OF BUSINESS DEVELOPMENT shall manage the Business of Vocalscape, Inc. and its concepts of providing voice over internet services to ethnic, cultural and selected niche groups, subject always to the general control, supervision and direction of the Board of Directors of the Company.

1.2 Term of Agreement. The employment of the DIRECTOR OF BUSINESS DEVELOPMENT pursuant to this Agreement shall commence on the date hereof and shall continue for a period of two years unless sooner terminated as provided for herein. Provided that the DIRECTOR OF BUSINESS DEVELOPMENT is performing its duties of supervision and management of Vocalscape, Inc. and the Company is generating revenues in excess of expenses, the business is growing and there is public interest in the Company as so managed, the Parties agree to work to continue the relationship after the first annual contract period has expired.

1.3 Provision of Services. The DIRECTOR OF BUSINESS DEVELOPMENT shall, as DIRECTOR OF BUSINESS DEVELOPMENT of Vocalscape, Inc. (hereinafter "VS") provide the Company with the services required to operate in the internet and voice telephonic industry, supervise all daily operations of the business, including the collection of all monthly revenues, the rendering of an accounting for same and the keeping of books and records, and shall attend to payment from funds supplied by Company as the same come due as provided for herein.

The DIRECTOR OF BUSINESS DEVELOPMENT will diligently supervise all operations of the Company including, but not limited to, client contact, contract negotiations, origination and supervision of all accounting and other related operations of the business, it being understood that all accounting records will be open to the inspection of the agents, directors, auditors, and counsel of the Company during regular business hours, and that monthly statements showing the details of such operations shall be furnished to the Company upon request.

The DIRECTOR OF BUSINESS DEVELOPMENT will attempt to obtain new business opportunities and accounts for the Company and will undertake supervision of any active sales promotion and public relations programs. The DIRECTOR OF BUSINESS DEVELOPMENT will provide officers who shall be responsible to VS, develop a business plan of operation, licensees, media and other parties necessary to promote its business and corporate image. DIRECTOR OF BUSINESS DEVELOPMENT will review employee sales performance, contracts, wages compensation and incentive programs for licensees, brokers and in-house salespersons, and develop additional sales and market areas within sound financial parameters. Direct promotional costs for public relations shall be borne by Company, solely out of revenues generated by Company.

The Executive officers of the DIRECTOR OF BUSINESS DEVELOPMENT will coordinate and maintain workflow, reporting, chain of command, accountability and authority of department heads.

The DIRECTOR OF BUSINESS DEVELOPMENT will coordinate with industry compatible entities, administrative and in-house staff to promote the continuation of sound business and marketing management as necessary to maintain the business and affairs of the Company.

The DIRECTOR OF BUSINESS DEVELOPMENT will promptly comply with SEC rules and regulations and will cooperate with Company auditors and attorneys for all reporting and filing purposes.

1.4 Board Policy and Instructions. The DIRECTOR OF BUSINESS DEVELOPMENT covenants with the Company that it will act in accordance with any policy of and carry out all reasonable instructions of the board of directors of the Company. The DIRECTOR OF BUSINESS DEVELOPMENT acknowledges that such policies and instructions may limit, restrict or remove any power or discretion which might otherwise have been exercised by the DIRECTOR OF BUSINESS DEVELOPMENT.

1.5 Remuneration. In consideration for the services rendered by the DIRECTOR OF BUSINESS DEVELOPMENT hereunder, the Company shall pay to the DIRECTOR OF
BUSINESS DEVELOPMENT such salary and other benefits as shall be determined by the Board of Directors, in its sole discretion, after taking into consideration the financial condition of the Company and its prospects. In addition, the Company shall issue to the DIRECTOR OF BUSINESS DEVELOPMENT 100,000 shares of common stock of the Company, which shares shall be registered with the Securities and Exchange Commission on Form S-8.

1.6 Expenses. The Company shall, provided it has the funds, pay all travel, lodging and other out-of-pocket expenses incurred in the normal course of business by the DIRECTOR OF BUSINESS DEVELOPMENT and its two (2) key personnel commensurate with their positions and responsibilities. If funds are not available for such expenses, then shares of common stock shall be distributed to such key personnel on the basis of .005 cents per share. At the end of each month, upon submission of an itemized statement of expenses, the Company shall also pay all of such submitted expenses of the DIRECTOR OF BUSINESS DEVELOPMENT and its two (2) key personnel and of any other consultant or individual of the DIRECTOR OF BUSINESS DEVELOPMENT approved by the Chairman of the Board or by majority vote of the Board of Directors.

ARTICLE TWO -- COVENANTS

2.1 No Delegation of Services. The DIRECTOR OF BUSINESS DEVELOPMENT covenants and agrees with the Company that it shall not delegate performance of the Services to anyone without the prior written consent of the Company.

ARTICLE THREE -- CONFIDENTIALITY AND NON-COMPETITION

3.1 Confidential Information. The DIRECTOR OF BUSINESS DEVELOPMENT covenants and agrees that it shall not disclose to anyone any confidential information with respect to the business or affairs of the Company except as may be necessary or desirable to further the business interests of the Company. This obligation shall survive the expiry or termination of this Agreement.

3.2 Return of Property. Upon expiry or termination of this Agreement the DIRECTOR OF BUSINESS DEVELOPMENT shall return to the Company any property, documentation, or confidential information which is the property of the Company.

3.3 Promotion of Company's Interests. The DIRECTOR OF BUSINESS DEVELOPMENT will faithfully serve and use its best efforts to promote the interests of the Company, shall not use any information he may acquire with respect to the business and affairs of the Company or its affiliates for his own purposes or for any purposes other than those of the Company or its affiliates.

ARTICLE FOUR -- TERMINATION

4.1 Termination of Agreement. The Company may terminate this Agreement by giving the DIRECTOR OF BUSINESS DEVELOPMENT three hundred and sixty (360) days written notice or in lieu of such written notice by paying the DIRECTOR OF BUSINESS DEVELOPMENT the minimum management fee as determined pursuant to Section 1.5 hereof. The DIRECTOR OF BUSINESS DEVELOPMENT may terminate this Agreement at any time by giving the Company ninety (90) days written notice. The obligations of the DIRECTOR OF BUSINESS DEVELOPMENT under this Agreement shall terminate upon the earlier of the DIRECTOR OF BUSINESS DEVELOPMENT ceasing to be retained by the Company or the termination of this Agreement by the DIRECTOR OF BUSINESS DEVELOPMENT or the Company

4.2 Termination for Cause. The Company may terminate this Agreement if the DIRECTOR OF BUSINESS DEVELOPMENT violates any one or more of the terms of this Agreement and such violation(s) results in materially inefficient management or any materially adverse affect on the Company. If the Company deems that the DIRECTOR OF BUSINESS DEVELOPMENT has violated the terms of this Agreement, it shall give written notice thereof describing the default and granting thirty
(30) days in which to cure the default. If the DIRECTOR OF BUSINESS DEVELOPMENT fails or refuses to cure the default within thirty (30) days of the receipt of such notice, the Company may terminate this Agreement at the end of the thirty
(30) day period. Further, any material violation of the Federal Securities Laws Rules or Regulation or any wilful or intentional malicious acts that are materially harmful to the Company shall be cause for termination without further compensation. In the event that the Company fails to pay the remuneration set out herein or violates any one or more of the terms of this Agreement which materially prejudices the DIRECTOR OF BUSINESS DEVELOPMENTs ability to carry out its management duties and the Company agrees that the DIRECTOR OF BUSINESS DEVELOPMENT may terminate this Agreement for cause and further agrees to pay the DIRECTOR OF BUSINESS DEVELOPMENT, as liquidated damages, a management fee equivalent to three hundred and sixty (360) days of management as determined pursuant to Section 1.5 hereof.

ARTICLE FIVE -- CAPACITY

5.1 Capacity of DIRECTOR OF BUSINESS DEVELOPMENT. It is acknowledged by the parties hereto that the DIRECTOR OF BUSINESS DEVELOPMENT is being retained by the Company in the capacity of independent contractor and not as an employee of the Company. The DIRECTOR OF BUSINESS DEVELOPMENT and the Company acknowledge and agree that this Agreement does not create a partnership or joint venture between them.

ARTICLE SIX -- GENERAL CONTRACT PROVISIONS

6.1 Notices. All notices, requests, demands or other communications (collectively, "Notices") by the terms hereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party at the addresses set out in the preamble to this Agreement or at such other address as may be given by such person to the other parties hereto in writing from time to time.

      All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed, 48 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery or by facsimile transmission.

6.2 Additional Conditions. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

6.3 Counterparts. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

6.4 Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto. Any schedules referred to herein are incorporated herein by reference and form part of the Agreement.

6.5 Enurement.  This Agreement shall enure to the benefit of and be binding upon
the  parties  and  their  respective  legal  personal  representatives,   heirs,
executors, administrators or successors.

6.6 Currency. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of the United States of America.

6.7 Headings for Convenience Only. The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the federal laws of the United States of America applicable therein and each of the parties hereto agrees irrevocably to conform to the non-exclusive jurisdiction of the Courts of such State.

6.11 Gender. In this Agreement, words importing the singular number shall include the plural and vice versa, and words importing the use of any gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a body corporate, an association or other incorporated or unincorporated organization or entity.

6.12 Calculation of Time. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded. If the last day of such period is not a Business Day, then the time period in question shall end on the first business day following such non-business day.

6.13 Legislation References. Any references in this Agreement to any law, by-law, rule, regulation, order or act of any government, governmental body or other regulatory body shall be construed as a reference thereto as amended or re-enacted from time to time or as a reference to any successor thereto.

6.14 Severability. If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.

      IN WITNESS WHEREOF the parties have duly executed this Management Agreement this 1st day of January, 2004:


Vocalscape. Inc. (The Company)


By:/s/ Anthony J. Caridi
   -----------------------------
Authorized Signatory


Robert W. Koch (The DIRECTOR OF BUSINESS DEVELOPMENT)


By:/s/ Robert W. Koch
   -----------------------------
Authorized Signatory